                            Prudential Mutual Funds
------------------------------------------------------------------------------
                          Prudential Diversified Funds

                SUPPLEMENT TO PROSPECTUS DATED OCTOBER 13, 1999

How the Trust is Managed

The section entitled 'How the Trust is Managed--Advisers and Portfolio Managers' is amended as follows:

The second paragraph under 'Jennison Associates LLC' is amended to read in its entirety as follows:

   Kathleen A. McCarragher and Michael A. Del Balso have managed the large-capitalization growth equity segments of the Funds since February 1999 and March 2000, respectively. Ms. McCarragher, a Director and Executive Vice President of Jennison, is Jennison's Growth Equity Investment Strategist. Prior to joining Jennison in 1998, Ms. McCarragher was a portfolio manager with Weiss, Peck & Greer. Mr. Del Balso, a Director and Executive Vice President of Jennison, is Jennison's Director of Equity Research. Mr. Del Balso has been part of the Jennison team since 1972.

The date of this Supplement is March 31, 2000.

MF186C2